UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2006

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street
Rockland, Massachusetts	02370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On June 1, 2006, the Board of Directors (the “Board”) of BioSphere Medical, Inc. (“BioSphere” or the “Company”), upon the recommendation of the Compensation Committee of the Board,  awarded, pursuant to the Company’s 2006 Stock Incentive Plan (the “2006 Plan”) restricted common stock (each an “Award” and collectively, the “Awards”) to each of the executive officers of the Company (each, an “Executive”) as follows:

Name	Number of Shares of Restricted Common Stock Awarded
Richard Faleschini	150,000
President and Chief Executive Officer

Gary Saxton	100,000
Executive Vice President and Chief Operating Officer

Martin Joyce	100,000
Executive Vice President and Chief Financial Officer

Peter Sutcliffe	50,000
Vice President, Manufacturing

The following is a summary of the key terms of the Awards.

Purchase Price:

The shares of restricted stock were sold to each Executive for a purchase price of $0.01 per share.

The Company’s Repurchase Right:

The Company will have the right to repurchase from the Executive all or a portion of the shares underlying the Award at a repurchase price equal to $0.01 per share. The Company’s repurchase right will lapse with respect to all of a portion of the shares underlying the Award under certain circumstances described below under the headings “Performance-based Vesting,” “Acceleration of Performance-based Vesting Upon Termination” and “Accelerated Vesting Upon a Change of Control or Other Acquisition Event.”

Performance-based Vesting:

Except as provided herein, shares of common stock underlying the Award will become free of the Company’s repurchase right, or “vest,” as follows:

25% of the shares of common stock underlying the Award will vest on June 1, 2010 (the “Vesting Measurement Date”) if on such date the four-year cumulative total stockholder return on the Company’s common stock is equal in dollar amount to the four-year cumulative total return for the NASDAQ Medical Equipment Index, which was used in the Company’s 2006 Proxy Statement for comparative stock performance purposes (“NASDAQ Index”) assuming the investment of $100 on June 1, 2006 in the Company’s common stock and the NASDAQ Index and assuming the reinvestment of all dividends.

An additional 1.6304% of the shares of common stock underlying the Award will vest on the Vesting Measurement Date for each one percentage that the four-year cumulative total stockholder return on the Company’s common stock exceeds the four-year cumulative total return for the NASDAQ Index, assuming the investment of $100 on June 1, 2006 in the Company’s common stock and the NASDAQ Index and assuming the reinvestment of all dividends.

Acceleration of Performance-Based Vesting upon Termination:

In the event that the Executive’s employment is terminated by the Company (i) as a result of the Company’s written determination to not renew an employment agreement with the Executive, (ii) without Cause (as defined below), (iii) by the Executive for Good Reason (as defined below) or (iv) due to the death or Disability (as defined below) of the Executive (collectively referred to as the “Termination Event”), then in each case a prorated portion of the original number of shares underlying the Award shall be subject to performance-based vesting, such prorating to be based upon the number of months of service by the Executive between June 1, 2006 and the date of the Termination Event (the “Termination Event Date”). For purposes of determining whether the shares of common stock underlying such prorated Award will vest and become free of the repurchase right, the Vesting Measurement Date shall be deemed to be the Termination Event Date rather than June 1, 2010.

The following definitions shall apply for purposes of the foregoing:

“Cause” shall mean (a) the Executive’s willful and continued failure to substantially perform his reasonable assigned duties (other than any such failure resulting from incapacity due to physical or mental illness), which failure is not cured within 30 days after a written demand for substantial performance is received by the Executive from the Board which specifically identifies the manner in which the Board believes the Executive has not substantially performed the Executive’s duties; or (b) the Executive’s willful engagement in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company. For purposes of this definition, no act or failure to act by the Executive shall be considered “willful” unless it is done, or omitted to be done, in bad faith and without reasonable belief that the Executive’s action or omission was in the best interests of the Company.

“Good Reason” for termination shall mean (i) a material adverse change in Executive’s authority, duties or compensation without the prior consent of the Executive, or (ii) the relocation of the Executive’s principal place of work such that the distance from the Executive’s residence to such place of work is increased by more than 50 miles, or (iii) the commission by the Company of a material breach of the restricted stock agreement to which the award relates which is not remedied by the Company within 90 days of notice thereof by the Executive.

“Disability” shall mean the Executive’s absence from full-time performance of the Executive’s duties with the Company for 180 consecutive calendar days as a result of incapacity due to mental or physical illness, as determined by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive’s legal representative.

Accelerated Vesting Upon a Change of Control or Other Acquisition Event:

Pursuant to the terms of the 2006 Plan, in the event of a change of control, sale of all or substantially all of the Company’s assets, the complete liquidation of the Company or other acquisition event (as defined in the 2006 Plan), the Awards shall become immediately free of the Company’s repurchase right without regard to whether the performance-based measurements set forth above have been achieved.

Other

The description of the restricted stock awards set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 Plan and the form of Restricted Stock Agreement issued thereunder to evidence each Executive’s Award. The 2006 Plan and the form of Restricted Stock Agreement used for awards pursuant to the 2006 Plan  are each attached as exhibits to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on May 16, 2006, and are incorporated by reference herein.

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On May 31, 2006, the Board of BioSphere Medical, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Marian L. Heard to its Board. Ms. Heard will serve on the Board’s Compensation Committee and its Nominating and Corporate Governance Committee.  On June 2, 2006, BioSphere issued a press release announcing the appointment of Ms. Heard to the Board. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and  incorporated herein by reference.

Item 8.01.         Other Events.

On June 2, 2006, BioSphere issued a press release announcing the appointment of Ms. Heard to the Board. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2006	BIOSPHERE MEDICAL, INC.

	By:	/s/ Martin J. Joyce
Martin J. Joyce
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of BioSphere Medical, Inc., dated June 2, 2006